Exhibit 10.39

*** Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4)

and 17 C.F.R. 24b-2

PREMIER PURCHASING PARTNERS, L.P.

AMENDMENT NUMBER 9 TO GROUP PURCHASING AGREEMENT

CONTRACT #: PP-NS-347

Product Category: Pulse Oximeters

Product Additions and Deletions

This Amendment Number 9 (“Amendment”), is entered into effective February 28, 2009 (the “Amendment Effective Date”), and shall amend and modify the Group Purchasing Agreement (Contract #: PP-NS-347) by and between Premier Purchasing Partners, L.P. (“Purchasing Partners”), and Masimo Americas, Inc. (“Seller”), dated effective March 1, 2006 (the “Agreement”), as follows:

1.	Addition of Products. Effective as of the Amendment Effective Date, Exhibit A-3 Price Lists to the Agreement is hereby amended to add the Products set forth in Schedule 1 hereto. The price of such Products and other pertinent information concerning such Products is also set forth in Schedule 1 hereto.

2.	Deletion of Products. Effective as of the Amendment Effective Date, Exhibit A-3 Price Lists to the Agreement is hereby amended to delete the Products set forth in Schedule 1 hereto. The price of such Products and other pertinent information concerning such Products is also set forth in Schedule 1 hereto.

3.	Other Terms and Conditions. All other terms and conditions of the Agreement shall remain in full force and effect.

This Amendment is hereby executed as of the Effective Date by the parties’ authorized representatives set forth below.

PREMIER PURCHASING PARTNERS, L.P.		Masimo Americas, Inc.
(“Purchasing Partners”)		(“Seller”)

By:	PREMIER PLANS, L.L.C., Its General Partner

By:	/s/ Durral Gilbert	By:	/s/ Jim Beyer

Printed Name:	Durral Gilbert	Printed Name:	Jim Beyer

Title:	Vice President, Operations	Title:	Vice President, Sales and Strategic Accounts

By:	/s/ Amy Denny

Printed Name:	Amy Denny

Title:	Vice President, Contract Management

Amendment 9 Schedule 1 - Product additions and deletions		Masimo Americas, Inc. Pulse Oximeters Amendment effective: 02/28/2009					PP-NS-347
Change	Product Code	Product description	UOM	Qty/ UOM	TIER 1 ACCESS PRICE	TIER 2 […***…], TOTAL PRODUCT PURCHASES ($ PER CALENDAR YEAR)	TIER 3 […***…], TOTAL PRODUCT PURCHASES ($ PER CALENDAR YEAR)
Product deletion	9019	Configurable, Rad-8, Horizontal	Each	1	[…***…]	[…***…]	[…***…]
Product deletion	9020	Configurable, Rad-8, Vertical	Each	1	[…***…]	[…***…]	[…***…]
Product addition	9190	Configurable, Rad-8, Horizontal	Each	1	[…***…]	[…***…]	[…***…]
Product addition	9191	Configurable, Rad-8, Vertical	Each	1	[…***…]	[…***…]	[…***…]

Schedule 1	* Confidential Treatment Requested